FIFTH AMENDMENT TO THE
                        RESTATED AND DECLARATION OF TRUST
                                       OF
                           WEINGARTEN REALTY INVESTORS


     The undersigned, acting as the Trust Managers of Weingarten Realty Investors, a Texas real estate investment trust (the "Trust"), hereby adopt the following amendment to the Restated Declaration of Trust of the Trust which amendment shall replace in its entirety the following Article of the Restated Declaration of Trust:

                                  ARTICLE FIVE

     The  names  and  mailing  addresses  of  the Trust Managers are as follows:

                 Name                            Mailing  Address

     Stanford  Alexander                    Weingarten  Realty  Investors
                                            2600  Citadel  Plaza  Drive
                                            Suite  300
                                            Houston,  Texas  77008

     Andrew  M.  Alexander                  Weingarten  Realty  Investors
                                            2600  Citadel  Plaza  Drive
                                            Suite  300
                                            Houston,  Texas  77008

     James  W.  Crownover                   McKinsey  &  Company
                                            2  Houston  Center,  Suite  3675
                                            Houston,  Texas  77010

     Robert  J.  Cruikshank                 2001  Kirby,  Box  106
                                            Houston,  Texas  77019


     Martin  Debrovner                      Weingarten  Realty  Investors
                                            2600  Citadel  Plaza  Drive
                                            Suite  300
                                            Houston,  Texas  77008

     Melvin  A.  Dow                        Dow,  Cogburn  &  Friedman
                                            Nine  Greenway  Plaza,  Suite  2300

     Stephen  A.  Lasher                    The  GulfStar  Group
                                            3850  NationsBank  Center
                                            700  Louisiana
                                            Houston,  Texas  77002

     Douglas  W.  Schnitzer                 Senterra  Corp
                                            Twelve  Greenway  Plaza
                                            Suite  1400
                                            Houston,  Texas  77046

     Marc  J.  Shapiro                      J.P.Morgan  Chase  &  Co
                                            270  Park  Ave.,  9th  Floor
                                            New  York,  NY  10017



     IN WITNESS WHEREOF, the undersigned Trust Managers do hereby execute this Amendment to the Restated Declaration of Trust as of the 20th day of April, 2001.


/S/  Stanford  Alexander
------------------------                       ------------------------
STANFORD  ALEXANDER                            MELVIN  A.  DOW

/s/ Andrew M. Alexander
------------------------                       ------------------------
ANDREW  M.  ALEXANDER                          STEPHEN  A.  LASHER


------------------------                       ------------------------
JAMES  W.  CROWNOVER                           DOUGLAS  W.  SCHNITZER


------------------------                       ------------------------
ROBERT  J.  CRUIKSHANK                         MARC  J.  SHAPIRO

/s/  Martin  Debrovner
----------------------
MARTIN  DEBROVNER

     Stephen  A.  Lasher                    The  GulfStar  Group
                                            3850  NationsBank  Center
                                            700  Louisiana
                                            Houston,  Texas  77002

     Douglas  W.  Schnitzer                 Senterra  Corp
                                            Twelve  Greenway  Plaza
                                            Suite  1400
                                            Houston,  Texas  77046

     Marc  J.  Shapiro                      J.P.Morgan  Chase  &  Co
                                            270  Park  Ave.,  9th  Floor
                                            New  York,  NY  10017



     IN WITNESS WHEREOF, the undersigned Trust Managers do hereby execute this Amendment to the Restated Declaration of Trust as of the 20th day of April, 2001.


/S/  Stanford  Alexander
------------------------                       ------------------------
STANFORD  ALEXANDER                            MELVIN  A.  DOW

/s/  Andrew M. Alexander
------------------------                       ------------------------
ANDREW  M.  ALEXANDER                          STEPHEN  A.  LASHER

/s/  James W.  Crownover
------------------------                       ------------------------
JAMES  W.  CROWNOVER                           DOUGLAS  W.  SCHNITZER


------------------------                       ------------------------
ROBERT  J.  CRUIKSHANK                         MARC  J.  SHAPIRO

/s/  Martin  Debrovner
----------------------
MARTIN  DEBROVNER

     Stephen  A.  Lasher                    The  GulfStar  Group
                                            3850  NationsBank  Center
                                            700  Louisiana
                                            Houston,  Texas  77002

     Douglas  W.  Schnitzer                 Senterra  Corp
                                            Twelve  Greenway  Plaza
                                            Suite  1400
                                            Houston,  Texas  77046

     Marc  J.  Shapiro                      J.P.Morgan  Chase  &  Co
                                            270  Park  Ave.,  9th  Floor
                                            New  York,  NY  10017



     IN WITNESS WHEREOF, the undersigned Trust Managers do hereby execute this Amendment to the Restated Declaration of Trust as of the 20th day of April, 2001.


/S/  Stanford  Alexander
------------------------                       ------------------------
STANFORD  ALEXANDER                            MELVIN  A.  DOW

/s/  Andrew M. Alexander
------------------------                       ------------------------
ANDREW  M.  ALEXANDER                          STEPHEN  A.  LASHER


------------------------                       ------------------------
JAMES  W.  CROWNOVER                           DOUGLAS  W.  SCHNITZER

/s/ Robert J. Cruikshank
------------------------                       ------------------------
ROBERT  J.  CRUIKSHANK                         MARC  J.  SHAPIRO

/s/  Martin  Debrovner
----------------------
MARTIN  DEBROVNER

     Stephen  A.  Lasher                    The  GulfStar  Group
                                            3850  NationsBank  Center
                                            700  Louisiana
                                            Houston,  Texas  77002

     Douglas  W.  Schnitzer                 Senterra  Corp
                                            Twelve  Greenway  Plaza
                                            Suite  1400
                                            Houston,  Texas  77046

     Marc  J.  Shapiro                      J.P.Morgan  Chase  &  Co
                                            270  Park  Ave.,  9th  Floor
                                            New  York,  NY  10017



     IN WITNESS WHEREOF, the undersigned Trust Managers do hereby execute this Amendment to the Restated Declaration of Trust as of the 20th day of April, 2001.


/S/  Stanford  Alexander                       /s/  Melvin  A.  Dow
------------------------                       ------------------------
STANFORD  ALEXANDER                            MELVIN  A.  DOW

/s/  Andrew M. Alexander
------------------------                       ------------------------
ANDREW  M.  ALEXANDER                          STEPHEN  A.  LASHER


------------------------                       ------------------------
JAMES  W.  CROWNOVER                           DOUGLAS  W.  SCHNITZER


------------------------                       ------------------------
ROBERT  J.  CRUIKSHANK                         MARC  J.  SHAPIRO

/s/  Martin  Debrovner
----------------------
MARTIN  DEBROVNER

     Stephen  A.  Lasher                    The  GulfStar  Group
                                            3850  NationsBank  Center
                                            700  Louisiana
                                            Houston,  Texas  77002

     Douglas  W.  Schnitzer                 Senterra  Corp
                                            Twelve  Greenway  Plaza
                                            Suite  1400
                                            Houston,  Texas  77046

     Marc  J.  Shapiro                      J.P.Morgan  Chase  &  Co
                                            270  Park  Ave.,  9th  Floor
                                            New  York,  NY  10017



     IN WITNESS WHEREOF, the undersigned Trust Managers do hereby execute this Amendment to the Restated Declaration of Trust as of the 20th day of April, 2001.


/S/  Stanford  Alexander
------------------------                       ------------------------
STANFORD  ALEXANDER                            MELVIN  A.  DOW

/s/  Andrew M. Alexander                       /s/  Stephen  A.  Lasher
------------------------                       ------------------------
ANDREW  M.  ALEXANDER                          STEPHEN  A.  LASHER


------------------------                       ------------------------
JAMES  W.  CROWNOVER                           DOUGLAS  W.  SCHNITZER


------------------------                       ------------------------
ROBERT  J.  CRUIKSHANK                         MARC  J.  SHAPIRO

/s/  Martin  Debrovner
----------------------
MARTIN  DEBROVNER

     Stephen  A.  Lasher                    The  GulfStar  Group
                                            3850  NationsBank  Center
                                            700  Louisiana
                                            Houston,  Texas  77002

     Douglas  W.  Schnitzer                 Senterra  Corp
                                            Twelve  Greenway  Plaza
                                            Suite  1400
                                            Houston,  Texas  77046

     Marc  J.  Shapiro                      J.P.Morgan  Chase  &  Co
                                            270  Park  Ave.,  9th  Floor
                                            New  York,  NY  10017



     IN WITNESS WHEREOF, the undersigned Trust Managers do hereby execute this Amendment to the Restated Declaration of Trust as of the 20th day of April, 2001.


/S/  Stanford  Alexander
------------------------                       ------------------------
STANFORD  ALEXANDER                            MELVIN  A.  DOW

/s/  Andrew M. Alexander
------------------------                       ------------------------
ANDREW  M.  ALEXANDER                          STEPHEN  A.  LASHER

                                               /s/ Douglas W. Schnitzer
------------------------                       ------------------------
JAMES  W.  CROWNOVER                           DOUGLAS  W.  SCHNITZER


------------------------                       ------------------------
ROBERT  J.  CRUIKSHANK                         MARC  J.  SHAPIRO

/s/  Martin  Debrovner
----------------------
MARTIN  DEBROVNER

     Stephen  A.  Lasher                    The  GulfStar  Group
                                            3850  NationsBank  Center
                                            700  Louisiana
                                            Houston,  Texas  77002

     Douglas  W.  Schnitzer                 Senterra  Corp
                                            Twelve  Greenway  Plaza
                                            Suite  1400
                                            Houston,  Texas  77046

     Marc  J.  Shapiro                      J.P.Morgan  Chase  &  Co
                                            270  Park  Ave.,  9th  Floor
                                            New  York,  NY  10017



     IN WITNESS WHEREOF, the undersigned Trust Managers do hereby execute this Amendment to the Restated Declaration of Trust as of the 20th day of April, 2001.


/S/  Stanford  Alexander
------------------------                       ------------------------
STANFORD  ALEXANDER                            MELVIN  A.  DOW

/s/  Andrew M. Alexander
------------------------                       ------------------------
ANDREW  M.  ALEXANDER                          STEPHEN  A.  LASHER


------------------------                       ------------------------
JAMES  W.  CROWNOVER                           DOUGLAS  W.  SCHNITZER

                                               /s/  Marc  J.  Shapiro
------------------------                       ------------------------
ROBERT  J.  CRUIKSHANK                         MARC  J.  SHAPIRO

/s/  Martin  Debrovner
----------------------
MARTIN  DEBROVNER

THE  STATE  OF  TEXAS

COUNTY  OF  HARRIS


     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, MARC J. SHAPIRO, in his capacity as Trust Manager of Weingarten Realty Investors, acknowledged to me, Notary, that he executed the above and foregoing instrument on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     GIVEN  UNDER  MY  HAND  and  seal  of  office  the  20th day of April 2001.


                                        /s/  Jane  B.  Scott
                                        ---------------------------
                                        NOTARY  PUBLIC


                                        My  commission  expires:

                                               10/29/02
                                        ---------------------------

THE  STATE  OF  TEXAS

COUNTY  OF  HARRIS


     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, DOUGLAS W. SCHNITZER, in his capacity as Trust Manager of Weingarten Realty Investors, acknowledged to me, Notary, that he executed the above and foregoing instrument on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     GIVEN  UNDER  MY  HAND  and  seal  of  office  the  20th day of April 2001.


                                        /s/  Jane  B.  Scott
                                        ---------------------------
                                        NOTARY  PUBLIC


                                        My  commission  expires:

                                               10/29/02
                                        ---------------------------

THE  STATE  OF  TEXAS

COUNTY  OF  HARRIS


     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, STEPHEN A. LASHER, in his capacity as Trust Manager of Weingarten Realty Investors, acknowledged to me, Notary, that he executed the above and foregoing instrument on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     GIVEN  UNDER  MY  HAND  and  seal  of  office  the  20th day of April 2001.




                                        /s/  Jane  B.  Scott
                                        ---------------------------
                                        NOTARY  PUBLIC


                                        My  commission  expires:

                                               10/29/02
                                        ---------------------------

THE  STATE  OF  TEXAS

COUNTY  OF  HARRIS


     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, MELVIN A. DOW, in his capacity as Trust Manager of Weingarten Realty Investors, acknowledged to me, Notary, that he executed the above and foregoing instrument on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     GIVEN  UNDER  MY  HAND  and  seal  of  office  the  20th day of April 2001.



                                        /s/  Jane  B.  Scott
                                        ---------------------------
                                        NOTARY  PUBLIC


                                        My  commission  expires:

                                               10/29/02
                                        ---------------------------

THE  STATE  OF  TEXAS

COUNTY  OF  HARRIS


     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, MARTIN DEBROVNER, in his capacity as Trust Manager of Weingarten Realty Investors, acknowledged to me, Notary, that he executed the above and foregoing instrument on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     GIVEN  UNDER  MY  HAND  and  seal  of  office  the  20th day of April 2001.




                                        /s/  Jane  B.  Scott
                                        ---------------------------
                                        NOTARY  PUBLIC


                                        My  commission  expires:

                                               10/29/02
                                        ---------------------------

THE  STATE  OF  TEXAS

COUNTY  OF  HARRIS


     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, ROBERT J. CRUIKSHANK, in his capacity as Trust Manager of Weingarten Realty Investors, acknowledged to me, Notary, that he executed the above and foregoing instrument on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     GIVEN  UNDER  MY  HAND  and  seal  of  office  the  20th day of April 2001.




                                        /s/  Jane  B.  Scott
                                        ---------------------------
                                        NOTARY  PUBLIC


                                        My  commission  expires:

                                               10/29/02
                                        ---------------------------

THE  STATE  OF  TEXAS

COUNTY  OF  HARRIS


     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, JAMES W. CROWNOVER, in his capacity as Trust Manager of Weingarten Realty Investors, acknowledged to me, Notary, that he executed the above and foregoing instrument on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     GIVEN  UNDER  MY  HAND  and  seal  of  office  the  20th day of April 2001.



                                        /s/  Jane  B.  Scott
                                        ---------------------------
                                        NOTARY  PUBLIC


                                        My  commission  expires:

                                               10/29/02
                                        ---------------------------

THE  STATE  OF  TEXAS

COUNTY  OF  HARRIS


     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, ANDREW M. ALEXANDER, in his capacity as Trust Manager of Weingarten Realty Investors, acknowledged to me, Notary, that he executed the above and foregoing instrument on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     GIVEN  UNDER  MY  HAND  and  seal  of  office  the  20th day of April 2001.




                                        /s/  Jane  B.  Scott
                                        ---------------------------
                                        NOTARY  PUBLIC


                                        My  commission  expires:

                                               10/29/02
                                        ---------------------------

THE  STATE  OF  TEXAS

COUNTY  OF  HARRIS


     BEFORE ME, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, STANFORD ALEXANDER, in his capacity as Trust Manager of Weingarten Realty Investors, acknowledged to me, Notary, that he executed the above and foregoing instrument on behalf of the said Weingarten Realty Investors, as his own free and voluntary act and deed, for the uses, purposes and considerations therein expressed.

     GIVEN  UNDER  MY  HAND  and  seal  of  office  the  20th day of April 2001.




                                        /s/  Jane  B.  Scott
                                        ---------------------------
                                        NOTARY  PUBLIC


                                        My  commission  expires:

                                               10/29/02
                                        ---------------------------